

2014

4th Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

2014 was a year of great progress for First Guaranty Bancshares, Inc. 2013 was a vital transition year. In 2013, the foundation was laid for great progress in the coming years. In 2014, First Guaranty pushed off from that base and made great progress.

Net income for the year ending December 31, 2014 totaled $11,224,000 compared to $9,146,000 for the year ending December 31, 2013. Net income available to common shareholders grew by 28% from $8,433,000 in 2013 to $10,830,000. In 2014, the loan portfolio grew from $703 million as of December 31, 2013 to $790 million as of December 31, 2014. Earnings per common share increased from $1.34 for 2013 to $1.72 for 2014. Retained earnings grew by $6,803,000 to a total of $54,280,000.

First Guaranty has paid common dividends for 86 consecutive quarters. In 2014 common dividends were paid to shareholders in the amount of $0.64 per common share. Since 1993, First Guaranty has paid a total of $52.6 million in common dividends to shareholders.

In addition to those strong earnings, the asset quality continues to improve. Total nonperforming assets decreased to $14,991,000, or 0.99% of total assets as of December 31, 2014 compared to $18,256,000, or 1.27% of total assets as of December 31, 2013.

First Guaranty Bancshares, Inc. is well capitalized with tier one leverage capital to average total assets of 9.33% and total risk based capital to risk weighted assets of 14.05% as of December 31, 2014.

Our performance of 2014 resulted in strong progress toward our goal of a fortress balance sheet and making First Guaranty Bancshares, Inc. safer and stronger while at the same time driving profitability for our shareholders. In 2015, our goal is to make First Guaranty Bancshares, Inc. even stronger, safer, and more profitable.

First Guaranty Bancshares, Inc. looks forward to the continued loyalty and support of the shareholders as we move forward to our long term goals for building and strengthening First Guaranty Bancshares, Inc.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,



Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

[1] Core income is defined as net income minus tax adjusted income from gains on securities.

Consolidated Statements of Condition
(in thousands, except share data)

	December 31, 2014 (unaudited)	2013
Assets		
Cash and cash equivalents:		
Cash and due from banks	$44,365	$60,819
Federal funds sold	210	665
Cash and cash equivalents	44,575	61,484
Interest-earning time deposits with banks	10,247	747
Investment securities:		
Available for sale, at fair value	499,808	484,211
Held to maturity, at cost (estimated fair value of $139,689 and $141,642 respectively)	141,795	150,293
Investment securities	641,603	634,504
Federal Home Loan Bank stock, at cost	1,621	1,835
Loans held for sale	-	88
Loans, net of unearned income	790,321	703,166
Less: allowance for loan losses	9,105	10,355
Net loans	781,216	692,811
Premises and equipment, net	19,211	19,612
Goodwill	1,999	1,999
Intangible assets, net	1,733	2,073
Other real estate, net	2,198	3,357
Accrued interest receivable	6,384	6,258
Other assets	8,089	11,673
Total Assets	1,518,876	$1,436,441
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$207,969	$204,291
Interest-bearing demand	432,294	391,350
Savings	74,550	65,445
Time	657,026	642,013
Total deposits	1,371,839	1,303,099
Short-term borrowings	1,800	5,788
Accrued interest payable	1,997	2,364
Long-term borrowings	1,455	500
Other liabilities	2,202	1,285
Total Liabilities	1,379,293	1,313,036
Stockholders' Equity		
Preferred stock:		
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares	39,435	39,435
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 6,294,227	6,294	6,294
Surplus	39,387	39,387
Treasury stock, at cost, 2,895 shares	(54)	(54)
Retained earnings	54,280	47,477
Accumulated other comprehensive income	241	(9,134)
Total Stockholders' Equity	139,583	123,405
Total Liabilities and Stockholders' Equity	$1,518,876	1,436,441

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three Month Periods Ended December 31, 2014	2013
	(unaudited)	
Interest Income:		
Loans (including fees)	$10,567	$9,628
Deposits with other banks	18	33
Securities (including FHLB stock)	3,361	3,412
Federal funds sold	-	-
Total Interest Income	13,946	13,073
Interest Expense:		
Demand deposits	308	289
Savings deposits	9	8
Time deposits	1,868	2,241
Borrowings	39	35
Total Interest Expense	2,224	2,573
Net Interest Income	11,722	10,500
Provision for loan losses	908	509
Net Interest Income after Provision for Loan Losses	10,814	9,991
Noninterest Income:		
Service charges, commissions and fees	1,136	1,137
Net gains on securities	(5)	15
Net losses on sale of loans	(6)	(5)
Other	329	321
Total Noninterest Income	1,454	1,468
Noninterest Expense:		
Salaries and employee benefits	4,104	3,601
Occupancy and equipment expense	933	983
Other	3,188	2,998
Total Noninterest Expense	8,225	7,582
Income Before Income Taxes	4,043	3,877
Less: Provision for income taxes	1,245	1,210
Net Income	$2,798	$2,667
Preferred Stock Dividends	(98)	(98)
Income Available to Common Shareholders	$2,700	$2,569
Per Common Share:		
Earnings	$0.43	$0.41
Cash dividends paid	$0.16	$0.16
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	0.76%	0.75%
Return on Average Common Equity	10.74%	11.65%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Twelve Month Period Ended December 31, 2014 (unaudited)	2013
Interest Income:		
Loans (including fees)	$39,787	$37,289
Deposits with other banks	115	157
Securities (including FHLB stock)	13,395	13,439
Federal funds sold	-	1
Total Interest Income	53,297	50,886
Interest Expense:		
Demand deposits	1,312	1,262
Savings deposits	33	41
Time deposits	7,716	9,682
Borrowings	141	149
Total Interest Expense	9,202	11,134
Net Interest Income	44,095	39,752
Provision for loan losses	1,962	2,520
Net Interest Income after Provision for Loan Losses	42,133	37,232
Noninterest Income:		
Service charges, commissions and fees	4,438	4,640
Net gains on securities	295	1,571
Net losses on sale of loans	(12)	(70)
Other	1,456	1,337
Total Noninterest Income	6,177	7,478
Noninterest Expense:		
Salaries and employee benefits	15,840	14,368
Occupancy and equipment expense	3,928	3,949
Other	11,826	12,670
Total Noninterest Expense	31,594	30,987
Income Before Income Taxes	16,716	13,723
Less: Provision for income taxes	5,492	4,577
Net Income	$11,224	$9,146
Preferred Stock Dividends	(394)	(713)
Income Available to Common Shareholders	$10,830	$8,433
Per Common Share:		
Earnings	$1.72	$1.34
Cash dividends paid	$0.64	$0.64
Book Value	$15.92	$13.35
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	0.77%	0.65%
Return on Average Common Equity	11.40%	9.31%

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Michael F. Lofaso
Regional Manager
Ponchatoula

J. Richard Stark
Operations

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Kimberly D. Camaille
Christopher O. Coker
Colleen Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
Ronald C. Pittman
Desiree Simmons
Evan M. Singer, BSA Officer
Randy Vicknair

Controller

Eric Fuller

Assistant Vice Presidents

James M. Baxter
Edward P. Bertoniere
Lance S. Davis
Teri L. Duncan
Harrison P. Gill
Joyce N. Glass
Ludrick P. Hidalgo
Adam J. Johnston
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Michael A. Mosbey
Scott B. Schilling
D. Lynn Talley

Officers

Rebecca G. Brown
Lauryn Coburn
Lance S. Davis
Vanessa R. Drew
Jeannette N. Ernst
Michael D. Knighten
Christopher W. McGhee
V. Diane Patterson
Kristina E. Terry
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
  Kentwood
  Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  4 Medical Center Drive
  (North Oaks Medical Center)
  1900 S. Morrison Boulevard
  (North Oaks Rehabilitation Center)
Greensburg
  6151 Highway 10
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  195 North 6th Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FDIC

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984